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                                                                    Exhibit 10.2


           ELEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         ESCALADE, INCORPORATED, an Indiana corporation (the "Company"), and BANK ONE, INDIANA, National Association, a national banking association (the "Bank") being parties to that certain Amended and Restated Credit Agreement dated as of May 31, 1996, as amended from time to time through the date hereof (collectively, the "Agreement"), hereby agree to amend the Agreement by this Eleventh Amendment to Amended and Restated Credit Agreement (the "Eleventh Amendment")is made and entered into on June 4, 2001 ("Agreement Date"), to be effective as of May 31, 2001("Effective Date"), on the terms and subject to the conditions set forth as follows:

         1. Terms used in this Eleventh Amendment with their initial letter capitalized which are not defined herein shall have the meaning ascribed to them in the Agreement.

         2. The following definition set forth in Section 1 of the Agreement is hereby amended and restated in its entirety to read as FOLLOWS:

            "APPLICABLE RATE" means that number of percentage points to be taken into account in determining the Applicable Spread which is used in computing the rate at which interest accrues on the Revolving Loan and the Applicable Unused Fee Rate which is used in calculating the Unused Fee. Initially, from the date of the Eleventh Amendment and until receipt by the Bank of the Company's first fiscal quarter end financial statements furnished after such date to the Bank pursuant to the requirements of Section 5.b.(ii), the Applicable Rate shall be determined using Tier 2 as determined by the financial statements dated March 24, 2001 in accordance with the following table:

            -------------------------------------------------------------------------------------------------------------
             TIER            LEVERAGE RATIO              PRIME-BASED RATE         LIBOR - BASED RATE        UNUSED FEE
            -------------------------------------------------------------------------------------------------------------
               5     Equal to 2.50 and greater                  0                        2.00                  .375
            -------------------------------------------------------------------------------------------------------------
               4     Equal to 2.00 through 2.49               -.375                      1.75                  .25
            -------------------------------------------------------------------------------------------------------------
               3     Equal to 1.50 through 1.99                -.75                      1.50                  .25
            -------------------------------------------------------------------------------------------------------------
               2     Equal to 1.00 through  1.49              -1.125                     1.25                  .25
            -------------------------------------------------------------------------------------------------------------
               1     Less than 1.00                            -1.5                      1.00                  .25
            -------------------------------------------------------------------------------------------------------------

            Thereafter, the Applicable Rate shall be determined on the basis of the financial statements of the Company for each fiscal quarter end furnished to the Bank pursuant to the requirements of Section 5.b
            (ii), and shall be effective as of the first day of the month following the receipt of the financial statements. It is noted that the above table provides an Applicable Rate for a Leverage Ratio greater than that which will be permissible under the terms of
            Section 5.g (ii). For the avoidance of doubt, it is agreed that it is the intent of the parties that the Bank shall be free to exercise all remedies otherwise provided for in this Agreement in the event of the violation by the Company of the covenant stated in Section 5.g (ii), notwithstanding the accrual of interest upon the Loan at a rate determined in accordance with this definition.

         3. The Borrower represents and warrants that (a) the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date of this Amendment, (b) no condition, act or event which could constitute an Event of Default under the Credit Agreement exists, and (c) no condition, event, act or omission has occurred, which, with the giving of notice or passage of time, would constitute an Event of Default under the Credit Agreement.

         4. The Borrower agrees to pay all fees and out-of-pocket disbursements incurred by the Bank in connection with this Amendment, including legal fees incurred by the Bank in the preparation, consummation,


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administration and enforcement of this Amendment.

         5. This Amendment shall become effective only after it is fully executed by the Borrower and the Bank and the Bank shall have received from the Borrower the following documents:

            Eleventh Amendment to Amended and Restated Credit Agreement

Except as amended by this Amendment, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         6. This Amendment is a modification only and not a novation. Except for the above-quoted modification(s), the Credit Agreement, any agreement or security document, and all the terms and conditions thereof, shall be and remain in full force and effect with the changes herein deemed to be incorporated therein. This Amendment is to be considered attached to the Credit Agreement and made a part thereof. This Amendment shall not release or affect the liability of any guarantor, surety or endorser of the Credit Agreement or release any owner of collateral securing the Credit Agreement. The validity, priority and enforceability of the Credit Agreement shall not be impaired hereby. To the extent that any provision of this Amendment conflicts with any term or condition set forth in the Credit Agreement, or any agreement or security document executed in conjunction therewith, the provisions of this Amendment shall supersede and control. Borrower acknowledges that as of the date of this Amendment it has no offsets with respect to all amounts owed by Borrower to Bank and Borrower waives and releases all claims which it may have against Bank arising under the Credit Agreement on or prior to the date of this Amendment.

         7. The Borrower acknowledges and agrees that this Amendment is limited to the terms outlined above, and shall not be construed as an amendment of any other terms or provisions of the Credit Agreement; The Borrower hereby specifically ratifies and affirms the terms and provisions of the Credit Agreement. Borrower releases Bank from any and all claims which may have arisen, known or unknown, in connection with the Credit Agreement on or prior to the date hereof. This Amendment shall not establish a course of dealing or be construed as evidence of any willingness on the Bank's part to grant other or future amendments, should any be requested.

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.


BANK ONE, INDIANA, NA                                ESCALADE, INCORPORATED


By: /s/ Steven J. Krakoski                        By: /s/ John R. Wilson
    ----------------------------------------         --------------------------
    Steven J. Krakoski, First Vice President         John R. Wilson, Secretary




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          ACKNOWLEDGMENT AND AGREEMENT BY GUARANTOR(S) AND/OR OWNER(S)
                   OF COLLATERAL SECURING THE PROMISSORY NOTE.

The undersigned, each a duly appointed officer of the Guarantors identified below, hereby i) consent to the modification of the Credit Agreement and all other matters in the foregoing Amendment and, if a guarantor (ii) reaffirm the Unconditional Limited Guarantors and any other agreements, documents and instruments securing or otherwise relating thereto ("Guarantor Documents"),
(iii) acknowledge that the Guarantor Documents continue in full force and effect, remain unchanged, except as specifically modified hereby, and are valid, binding and enforceable in accordance with their respective terms, (iv) agree that all references, if any, in the Guarantor Documents to the Credit Agreement are modified to refer to that document as modified by the Amendment, and (v) agree to be bound by the release of Bank set forth in the Amendment.


Date:  June 4, 2001               MARTIN YALE INDUSTRIES, INC.
      -------------

                                  By: /s/ John R. Wilson
                                      ----------------------------------
                                      John R. Wilson, Secretary




                                  INDIAN INDUSTRIES, INC.


                                  By: /s/ John R. Wilson
                                      ----------------------------------
                                      John R. Wilson, Secretary



                                  HARVARD SPORTS, INC.


                                  By: /s/ John R. Wilson
                                      ----------------------------------
                                      John R. Wilson, Secretary



                                  MASTER PRODUCTS MANUFACTURING, INC.


                                  By: /s/ John R. Wilson
                                      ----------------------------------
                                      John R. Wilson, Secretary